                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 June 29, 2000



                        BORON, LEPORE & ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-23093               22-2365997
(State or other jurisdiction       (Commission           (I.R.S Employer
       of incorporation)           File Number)         Identification No.)

               17-17 Route 208 North, Fair Lawn, New Jersey 07410
             (Address of principal executive offices and zip code)

                                  201-791-7272
              (Registrant's telephone number, including area code)


Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

     (a) On June 29, 2000, Boron, LePore & Associates, Inc., a Delaware corporation (the "Registrant"), purchased substantially all of the assets and assumed certain liabilities of Armand Scott, Inc., a New Jersey corporation ("Seller"), used by the Seller in its continuing promotional and educational services in the pharmaceutical industry. The purchase was consummated by BLPAS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Buyer"). The Registrant currently intends to use the assets to carry on substantially the same business as was conducted by Seller. The acquisition was made pursuant to the terms and conditions of an Asset Purchase Agreement dated as of June 29, 2000 (the "Purchase Agreement") by and among the Registrant, Buyer, Seller, the Pallais Family Trust, a trust existing under the laws of the State of California, Scott Pallais and Marline Pallais.

     Pursuant to the Purchase Agreement and in consideration of the purchased assets, the Registrant issued 172,167 shares of its common stock, par value $.01 per share (the "Registrant's Common Stock"), paid $7.5 million in cash and assumed certain liabilities of Seller. In addition, the Registrant may be required to pay up to an aggregate of $10.8 million in contingent payments, payable as a combination of cash and additional shares of the Registrant's Common Stock. The contingent payments will become payable upon the achievement of certain financial goals of the acquired business during each of two consecutive twelve month periods subsequent to the acquisition date. This consideration was determined in arms-length negotiations among the parties to the Purchase Agreement.
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     The funds used to pay the consideration were from the Registrant's cash on hand.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a) Financial Statements of Businesses Acquired

     Required financial statements of the business acquired will be filed by the Registrant by amendment of the Current Report on Form 8-K no later than September 11, 2000.

    (b) Pro Forma Financial Information

     Required pro forma financial information will be filed by the Registrant by amendment of this Current Report on Form 8-K no later than September 11, 2000.

    (c) Exhibits



Exhibit No.  Description
-----------  -----------

2.1 Asset Purchase Agreement, dated as of June 29, 2000, by and among Boron, LePore & Associates, Inc., BLPAS Acquisition Corp., Armand Scott, Inc., the Pallais Family Trust, Scott Pallais and Marline Pallais.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 13, 2000        BORON, LePORE & ASSOCIATES, INC.



                                       By: /s/  Anthony J. Cherichella
                                       ----------------------------------

                                       Anthony J. Cherichella

                                       Chief Financial Officer, Secretary and
                                       Treasurer (Principal Financial and
                                       Accounting Officer)



                                 EXHIBIT INDEX



Exhibit No.  Description
-----------  -----------

2.1 Asset Purchase Agreement, dated as of June 29, 2000, by and among Boron, LePore & Associates, Inc., BLPAS Acquisition Corp., Armand Scott, Inc, the Pallais Family Trust, Scott Pallais and Marline Pallais.